Exhibit 10.2
CONSENT AND AGREEMENT OF GUARANTOR
With respect to that certain Eighth Modification Agreement of even date herewith (the "Modification"), by and between FRANKLIN COVEY CO., a Utah corporation ("Borrower"), and JPMORGAN CHASE BANK, N.A., a national banking association ("Lender"), the undersigned, FRANKLIN DEVELOPMENT CORPORATION, a Utah corporation, FRANKLIN COVEY TRAVEL, INC., a Utah corporation, and FRANKLIN COVEY CLIENT SALES, INC., a Utah corporation (individually and collectively, as the context requires, and jointly and severally, "Guarantor"), agree for the benefit of Lender as of August 29, 2017 as follows:
1.            Guarantor acknowledges (i) receiving a copy of and reading the Modification, (ii) the accuracy of the Recitals in the Modification, and (iii) the effectiveness of (A) Guarantor's Amended and Restated Repayment Guaranty dated as of March 14, 2011 (as amended and modified from time to time, including, without limitation, pursuant to the Modification, the "Guaranty"), executed by Guarantor in favor of Lender, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty or the Loan (including, without limitation, any security agreement, arbitration resolution and any environmental indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."
2.            Guarantor consents to the provisions of the Modification and the modification of the Loan Documents as contained therein.
3.            Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Lender in respect of the Loan, the Loan Documents, or the Guarantor Documents, and (ii) arising from events occurring prior to the date hereof.
4.            Guarantor agrees that all references in the Guarantor Documents, if any, to the Guaranty, the Loan, the Credit Agreement, the Note and the Loan Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Modification.
5.            Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.
6.            Guarantor agrees that the Loan Documents, as modified by the Modification, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.
7.            Each of the undersigned agrees that this Consent and Agreement of Guarantor and the Guarantor Documents shall be effective against each of the undersigned, jointly and severally, notwithstanding the failure of one or more of the other Guarantors to sign this Consent and Agreement of Guarantor, and each of the undersigned acknowledges and agrees that the Loan Documents, as modified by the Modification, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor, shall be legal, valid, binding and enforceable obligations of Borrower and the undersigned, respectively, notwithstanding the failure of one or more of the Guarantors to sign this Consent and Agreement of Guarantor.

8.            Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.
9.            Each Guarantor represents and warrants to Lender that (a) there has been no material adverse change in Guarantor's financial condition from the most recent financial statement received by Lender; (b) it is validly existing under the laws of the State of its formation or organization, has not changed its legal name as set forth below, and has the requisite power and authority to execute and deliver this Consent and Agreement of Guarantor and to perform the Guarantor Documents, as modified herein; (c) the execution and delivery of this Consent and Agreement of Guarantor and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor; and (d) this Consent and Agreement of Guarantor has been duly executed and delivered on behalf of Guarantor.
10.            All capitalized terms used herein without definition shall have and be interpreted consistent with the meaning ascribed to them in the Modification.
11.            This Consent and Agreement of Guarantor may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Each Guarantor may sign on a separate counterpart and such signature page may be delivered to Lender via facsimile or email which shall constitute conclusive evidence of execution. Signature pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor to physically form one document.
12.            This Consent and Agreement of Guarantor shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflicts of law principles.
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DATED as of the date first above stated.
FRANKLIN DEVELOPMENT CORPORATION
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: President
FRANKLIN COVEY TRAVEL, INC.
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: President
FRANKLIN COVEY CLIENT SALES, INC.
a Utah corporation
By:        /s/ Stephen D. Young
Name: Stephen D. Young
Title: President
                                                                                 "Guarantor"